ADVANCED SERIES TRUST

AST Federated Aggressive Growth Portfolio

AST Jennison Large-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

Supplement dated September 25, 2014 to the

Prospectus dated April 28, 2014

This supplement should be read in conjunction with the Advanced Series Trust (the Trust) Prospectus (the Prospectus), dated April 28, 2014 and should be retained for future reference. The AST Federated Aggressive Growth Portfolio (the Federated Portfolio), the AST Jennison Large-Cap Value Portfolio (the Jennison Portfolio) and the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus.

A.	AST Federated Aggressive Growth Portfolio: New Subadvisory Arrangement and Name Change

The Board of Trustees of the Trust recently approved replacing Federal Equity Management Company of Pennsylvania/Federated Global Investment Management Corp. (Federated) as the subadviser for the Federated Portfolio with two subadvisers: Wellington Management Company LLP and RS Investment Management Co. LLC. The Federated Portfolio will also be renamed the AST Small-Cap Growth Opportunities Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the Prospectus is revised as follows, effective on November 24, 2014:

         I.            All references to Federated are hereby deleted from the Prospectus.

       II.            All references in the Prospectus to AST Federated Aggressive Growth Portfolio are hereby changed to AST Small-Cap Growth Opportunities Portfolio.

III.	The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the Federated Portfolio is hereby deleted and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of the value of its assets in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

IV.	The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Federated Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	RS Investment Management Co. LLC	Stephen J. Bishop	Co-Portfolio Manager	November 2014
AST Investment Services, Inc.		Melissa Chadwick-Dunn	Co-Portfolio Manager	November 2014
		D. Scott Tracy, CFA	Co-Portfolio Manager	November 2014
	Wellington Management Company LLP	Mammen Chally, CFA	Vice President and Equity Portfolio Manager	November 2014

       V.            The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO” is hereby deleted and replaced with the following:

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

Investment Objective: capital growth.

Principal Investment Policies:

Under normal circumstances, the Portfolio invests at least 80% of the value of its assets in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

RS Investment Management Co. LLC (RS Investments) is responsible for managing a portion of the Portfolio’s assets. RS Investments’ investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The investment team seeks to categorize each potential investment based on its view of a company’s stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations.

Wellington Management Company LLP (Wellington Management) is also responsible for managing a portion of the Portfolio’s assets. Central to Wellington Management’s investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations.  Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk, with an emphasis on creating a portfolio whose relative performance is less dependent on market environment. Wellington Management’s research process relies on extensive management meetings and a high level of collaboration between the investment team and Wellington Management’s global industry analysts and other team analysts to produce forecast models and long-term valuation targets. The majority of Wellington Management’s research is the result of direct contact with company management in our offices, on site, and at conferences. Wellington Management also triangulates a great deal of information by talking to competitors, suppliers, and vendors. Wellington Management considers its ability to make independent evaluations and to establish its own research priorities central to its ability to produce positive returns for our clients. Wellington Management views portfolio construction as a separate, but equally important, component of the investment process. Its approach to portfolio construction is based on its observation that active managers frequently underestimate the range of outcomes when assessing an investment idea. Wellington Management recognizes this uncertainty and explicitly incorporates the risk characteristics of stocks when setting position sizes. This practice leads to diversification of risk across stocks and limits the impact of negative surprises. Consistent with its longer term investment perspective, Wellington Management incorporates anticipated transaction costs when making buy and sell decisions, which supports lower turnover.

VI.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Investment Subadvisers – Federated Equity Management Company of Pennsylvania (Federated Equity)” is hereby deleted and replaced with the following:

RS Investment Management Co. LLC (RS Investments). RS Investments, a Delaware limited liability company, is located at One Bush Street, Suite 900, San Francisco, CA 94104. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. As of June 30, 2014, RS Investments managed approximately $24.7 billion in assets. Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments.

VII.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Investment Subadvisers – Wellington Management Company LLP (Wellington Management)” is hereby deleted and replaced with the following:

Wellington Management Company LLP (Wellington Management). Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of July 31, 2014, Wellington Management had investment management authority with respect to approximately $891 billion in assets.

VIII.	The following replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Federated Aggressive Growth Portfolio”:

AST Small-Cap Growth Opportunities Portfolio

RS Investments Segment. The co-portfolio managers from RS Investments who are primarily responsible for the day-to-day management of the Portfolio are Steven J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy.

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. Mr. Bishop has been a co-portfolio manager of the RS Small Cap Growth strategy since 2007. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Growth Team. Ms. Chadwick-Dunn has been a co-portfolio manager of the RS Small Cap Growth strategy since 2007. Her primary focus is on the healthcare sector of the portfolio. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.

D. Scott Tracy, CFA, is a co-portfolio manager and analyst in the RS Growth Team. Mr. Tracy has been a co-portfolio manager of the RS Small Cap Growth strategy since 2007. His focus is on the Financial and Energy sectors of the portfolio. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA Charterholder.

Wellington Management Segment. The portfolio manager from Wellington Management who is primarily responsible for the day-to-day management of the Portfolio is Mammen Chally.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager. Mr. Chally is a portfolio manager in Global Equity Portfolio Management and leader of Wellington Management’s Disciplined Equity Team. He manages equity assets on the behalf of Wellington Management’s clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. He currently manages equity strategies that emphasize improving quality metrics, business momentum, and attractive relative valuations. He works in Wellington Management’s Boston office. Prior to joining Wellington Management in 1994, Mr. Chally worked for the Gas Authority of India Limited, New Delhi, India (1989 – 1992). Mr. Chally earned his MBA from Northeastern University (1994) and his bachelor of technology in mechanical engineering from the Indian Institute of Technology (1989). Additionally, he holds the Chartered Financial Analyst designation. He is fluent in Hindi and Malayalam.

B.	AST Jennison Large-Cap Value Portfolio: New Subadvisory Arrangement and Name Change

The Board of Trustees of the Trust recently approved replacing Jennison Associates LLC (Jennison) as the subadviser to the Jennison Portfolio with Robeco Investment Management, Inc., d/b/a Boston Partners (Boston Partners). The Jennison Portfolio will also be renamed the AST Boston Partners Large-Cap Value Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the Prospectus is revised as follows, effective on November 24, 2014:

         I.            All references in the Prospectus to AST Jennison Large-Cap Value Portfolio are hereby changed to AST Boston Partners Large-Cap Value Portfolio.

       II.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the Jennison Portfolio is hereby deleted and replaced with the following:

The Portfolio invests at least 80% of its investable assets in the equity and equity-related securities of large capitalization companies under normal circumstances. Large capitalization companies are defined as companies with a market capitalization of $1 billion or greater (measured at time of purchase). The Portfolio invests primarily in securities identified by the subadviser as having value characteristics. The subadviser examines various factors in determining value characteristics, including but not limited to price-to-book ratios and price-to-earnings ratios. The Portfolio may invest up to 20% of its total assets in foreign currency-denominated securities.

III.	The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Jennison Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Boston Partners	Mark E. Donovan, CFA	Co-Chief Executive Officer and Portfolio Manager	November 2014
AST Investment Services, Inc.		David J. Pyle, CFA	Portfolio Manager	November 2014

IV.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST JENNISON LARGE-CAP VALUE PORTFOLIO” is hereby deleted and replaced with the following:

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO

Investment Objective: long-term growth of capital.

Principal Investment Policies:

The Portfolio invests at least 80% of its investable assets in the equity and equity-related securities of large capitalization companies under normal circumstances. Large capitalization companies are defined as companies with a market capitalization of $1 billion or greater (measured at time of purchase). The Portfolio invests primarily in securities identified by the subadviser as having value characteristics. The subadviser examines various factors in determining value characteristics, including but not limited to price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. The subadviser selects securities for the Portfolio based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria.

The Portfolio may invest up to 20% of its total assets in foreign currency-denominated securities.

       V.            The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST JENNISON LARGE-CAP GROWTH PORTFOLIO” is hereby deleted and replaced with the following:

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

Investment Objective: long-term growth of capital.

Principal Investment Policies:

Under normal market conditions, the Portfolio invests at least 80% of its investable assets in the equity and equity-related securities of large-capitalization companies. For purposes of this 80% policy, the Portfolio also defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Index. As of February 28, 2014, the Russell 1000® Index had a median market capitalization of approximately $7.679 billion, and the largest company by market capitalization was approximately $493.955 billion. The size of the companies in the Russell 1000® Index will change with market conditions. Securities of companies whose market capitalizations no longer meet the definition of large capitalization companies after purchase by the Portfolio will still be considered to be large capitalization companies for purposes of the Portfolio’s policy of investing, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. As used in this Prospectus, the term “investable assets” refers to a Portfolio’s net assets plus any borrowings for investment purposes.

A Portfolio’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for the Portfolio. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison’s portfolio managers also focus on companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

In addition to using a growth investment style to invest in the common stocks of large companies for the Portfolio, Jennison also may use the following additional investment strategies to try to increase the investment returns of the Portfolio or to protect its assets if market conditions warrant.

Preferred Stocks and Other Equity-Related Securities. In addition to common stocks, the Portfolio may invest in preferred stocks and other equity-related securities of large companies. Like common stocks, preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Equity-related securities include securities that may be converted into or exchanged for common stock or the cash value of common stock-known as convertible securities-like rights and warrants. The Portfolio may also invest in ADRs and similar receipts or shares traded in US markets, which are certificates-usually issued by a US bank or trust company-that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in US dollars. The Portfolio considers ADRs and similar receipts to be equity-related securities. Other equity-related securities in which the Portfolio may invest include investments in various types of business ventures, including partnerships and joint ventures.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in foreign securities, including money market instruments, common stocks, preferred stocks, other equity-related securities, and debt obligations. The Portfolio does not consider ADRs, ADSs, or other similar receipts or shares traded in US markets to be foreign securities.

Real Estate Investment Trusts. The Portfolio may invest the equity and/or debt securities of REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income-most of which comes from rents, mortgages and gains on sales of property-to shareholders.

Derivative Strategies. Jennison may use various derivative strategies to try to improve the Portfolio’s returns. Jennison may also use hedging techniques to try to protect the Portfolio’s assets. The Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.

A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives-including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps-involves costs and can be volatile. With derivatives, Jennison tries to predict if the underlying investment-a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Jennison may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objectives. Jennison will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Jennison may use may not match or offset the Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

SWAP TRANSACTIONS. The Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

SWAP OPTIONS. The Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

OPTIONS ON SECURITIES AND FINANCIAL INDEXES. The Portfolio may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolio will sell only covered options. For more information about the Portfolio’s use of options, see the SAI.

OPTIONS. The Portfolio may purchase and sell put and call options on debt securities, swaps, and currencies traded on US or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, US government securities, foreign government securities, swaps and foreign currencies. The Portfolio will sell only covered options. Covered options are described in the SAI.

ASSET SEGREGATION FOR DERIVATIVE STRATEGIES. As an open-end management investment company registered with the Commission, the Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to ”cash-settle,“ however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policy of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Debt Obligations. Under normal circumstances, up to 20% of the Portfolio’s total assets may be invested in debt obligations. The Portfolio will not invest in debt securities rated below investment grade.

The Portfolio may invest in various types of debt obligations, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.

VI.	The following is added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Investment Subadvisers”:

Robeco Investment Management, Inc. d/b/a Boston Partners (Boston Partners). Boston Partners is a wholly-owned subsidiary of Robeco Group, N.V. (Robeco Group), a global investment management company headquartered in Rotterdam, the Netherlands. Robeco Group was founded in 1929 and manages $305 billion as of June 30, 2014 for clients worldwide. Robeco Group is majority-owned by ORIX Corporation of Japan, a financial services company based in Japan. Boston Partners is located at 909 Third Avenue, New York, New York 10022 and managed $62.9 billion as of June 30, 2014.

VII.	The following replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Jennison Large-Cap Value Portfolio”:

AST Boston Partners Large-Cap Value Portfolio

The portfolio managers from Boston Partners who are primarily responsible for the day-to-day management of the Portfolio are Mark E. Donovan and David J. Pyle. Biographies for Messrs. Donovan and Pyle are included below.

Mark E. Donovan, CFA, is Co-Chief Executive Officer of Boston Partners and lead portfolio manager for Robeco Boston Partners Large Cap Value portfolios. He is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan holds a BS degree in management from Rensselaer Polytechnic Institute. He serves as a member of the Investment Committee for St. Sebastian’s School in Needham, MA. He holds the Chartered Financial Analyst® designation. He has thirty-three years of investment experience.

David J. Pyle, CFA, is a portfolio manager for Robeco Boston Partners Large Cap Value portfolios. Prior to assuming this role, he was a research analyst covering the utility, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors. Mr. Pyle joined the firm from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle holds a BS degree in business administration from California State University, Chico, and an MBA degree from the Kenan-Flagler School of Business at the University of North Carolina. Mr. Pyle holds the Chartered Financial Analyst® designation. He has nineteen years of investment experience.

C.	AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangements

The Board of Trustees of the Trust recently approved replacing Bradford & Marzec LLC (Bradford & Marzec) with Longfellow Investment Management Co. LLC as the subadviser for the core plus fixed-income sleeve of the New Discovery Portfolio, and replacing Brown Advisory, LLC with Vision Capital Management, Inc. as the subadviser for the large-cap growth sleeve of the New Discovery Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the Prospectus is revised as follows, effective on November 24, 2014:

         I.            All references to Bradford & Marzec are hereby deleted from the Prospectus.

       II.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the New Discovery Portfolio is hereby deleted and replaced with the following:

Principal Investment Strategies. The Investment Managers allocate the Portfolio’s assets to a variety of strategies to provide exposure to a mix of domestic and international equity and fixed income markets. Under normal circumstances, approximately 70% of the Portfolio’s assets are allocated to equity market exposures and approximately 30% of the Portfolio’s assets are allocated to fixed income market exposures. The Portfolio is designed to provide access to institutional investment strategies managed by boutique investment firms.

The Portfolio normally allocates approximately 90% of its total assets among seven boutique subadvisers, each of which provides a distinct investment strategy. The Investment Managers allocate the assets among these subadvisers. The Portfolio has three strategies that invest primarily in domestic equity securities (large cap core, large cap value and large cap growth), two strategies that invest in primarily in international equities, and two strategies that invest primarily in fixed income securities (core and core plus). In selecting subadvisers for the Portfolio, the Investment Managers focus on smaller or mid-size subadvisers, but do not apply any quantitative limits on a subadviser’s total assets under management or on the subadviser’s assets under management within a specific investment strategy. In determining whether to retain a subadviser after the subadviser’s assets under management have increased, either generally or within a specific investment strategy, the Investment Managers consider a variety of factors, including transition costs and available options. The Investment Managers may recommend replacement of a subadviser due to an increase in assets under management, but are not required to do so.

The Portfolio normally allocates approximately 10% of its total assets to a liquidity strategy. The liquidity strategy is managed by an additional subadviser selected specifically to manage the liquidity strategy. The liquidity strategy is primarily invested in: (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy is designed to provide exposures to the equity and fixed income markets similar to the exposures of the overall Portfolio (70% equity and 30% fixed income under normal circumstances). The liquidity strategy may temporarily deviate from the allocations indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

III.	The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the New Discovery Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2012
		Andrei O. Marinich, CFA	Vice President	April 2012
		Richard J. Tavis, CFA	Vice President	April 2012
AST Investment Services, Inc.	C.S. McKee, LP	Greg Melvin	Chief Investment Officer	April 2012
		Bryan Johanson	Portfolio Manager	April 2012
		Brian Allen	Portfolio Manager	April 2012
		Jack White	Portfolio Manager	April 2012
		Andrew Faderewski	Analyst	April 2012
	EARNEST Partners, LLC	Paul E. Viera	Chief Executive Officer	April 2012
	Epoch Investment Partners, Inc.	David Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager	April 2012
		Janet Navon	Managing Director, Portfolio Manager and Director of Research	April 2012
		Michael Welhoelter	Chief Risk Officer & Co-Portfolio Manager	April 2012
	Longfellow Investment Management Co. LLC	Barbara J. McKenna, CFA	Managing Principal and Portfolio Manager	November 2014
		David C. Stuehr, CFA	Principal and Portfolio Manager	November 2014
	Parametric Portfolio Associates LLC	Justin Henne, CFA	Senior Portfolio Manager	February 2014
		Daniel Wamre, CFA	Portfolio Manager	February 2014
	Security Investors, LLC	Mark A. Mitchell, CFA	Portfolio Manager	April 2012
	Thompson, Siegel & Walmsley LLC	Brandon Harrell, CFA	International Portfolio Manager	April 2012
	Vision Capital Management, Inc.	Suzanne P. McGrath	President and Portfolio Manager	November 2014
		Marina L. Johnson, CFA	Chief Investment Officer	November 2014
		Jeffrey L. Schmidt, CFA	Portfolio Manager	November 2014

IV.	Ihe following replaces the first paragraph and table in the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO – Principal Investment Policies”:

Principal Investment Policies:

In seeking to achieve the Portfolio’s investment objective, the Investment Managers allocate the Portfolio’s assets across eight different investment strategies. The Portfolio has three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed income securities, and one strategy that invests in the Prudential Core Taxable Money Market Fund (referred to herein as the Liquidity Strategy). The approximate allocation of Portfolio assets across the eight investment strategies as of November 24, 2014 is set forth in the table below. The allocations are subject to change by the Investment Managers at any time. Such allocations may also vary due to cash flows into, and out of, the Portfolio and the performance of the various strategies.

Investment Strategy	Subadviser	Allocation of Assets (as of 11/24/14)
Domestic Large-Cap Core	Epoch Investment Partners, Inc. (Epoch)	13.50%
Domestic Large-Cap Value	Security Investors, LLC (SGI)	18%
Domestic Large-Cap Growth	Vision Capital Management, Inc. (Vision Capital)	13.50%
International Equity	EARNEST Partners, LLC (EARNEST)	6.30%
International Equity	Thompson, Siegel & Walmsley LLC (TS&W)	11.70%
Core Plus Fixed Income	Longfellow Investment Management Co. (Longfellow)	16.08%
Core Fixed Income	C.S. McKee, LP (C.S. McKee)	10.72%
Liquidity Strategy	Parametric Portfolio Associates LLC (Parametric)	10%
Other Assets	N/A	0.2%

V.	The following replaces the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO – Core Plus Fixed Income (Bradford & Marzec)”:

Core Plus Fixed Income (Longfellow). Longfellow’s overall objectives are to preserve capital, minimize volatility and earn attractive risk-adjusted returns. Longfellow’s philosophy is based on the premise that upside is limited in fixed income. Downside risk, however, is substantial, so fixed income management should focus on evaluating risk. Longfellow seeks to produce incremental return by investing in undervalued sectors of the fixed income market and mispriced securities within these sectors. Longfellow evaluates sectors and individual securities by attributing yield spread to the various risk elements: credit risk, call risk, event risk and liquidity to identify “cheap” sectors and securities. The objective is to identify those investments that offer incremental return after all the risks are identified. Cheap sectors and securities exist because several non-economic factors affect pricing, including supply/demand imbalances, analytical and/or administrative complexity, size constraints, and investor biases.

       VI.            The following replaces the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO – Domestic Large-Cap Growth (Brown Advisory)”:

Domestic Large-Cap Growth (Vision Capital). Under normal conditions, at least 80% of the net assets attributable to this investment strategy are invested in equity securities of domestically traded companies. This segment of the Portfolio invests primarily in the common stocks of medium and large capitalization companies (i.e., those companies with market capitalizations of greater than $3 billion at the time of initial investment) that Vision Capital believes possess the ability to generate long-term sustainable growth, have exceptional business models and are trading at reasonable valuations. For these purposes, equity securities include domestic common and preferred stock, ADRs, real estate investment trusts, and ETFs. Up to 15% of the net assets attributable to this investment strategy may be invested in foreign securities, including the securities of emerging markets issuers. Vision Capital may sell a security if it fails to meet its initial investment criteria, if a more compelling opportunity is identified, or if the security becomes overvalued relative to the long-term expectation.

VII.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Investment Subadvisers – Bradford & Marzec LLC” is hereby deleted and replaced with the following:

Longfellow Investment Management Co. LLC (Longfellow), a registered investment adviser located at 20 Winthrop Square, Boston, MA 02110. As of July 31, 2014, Longfellow had approximately $6.5 billion in assets under management.

Vision Capital Management, Inc. (Vision Capital), is an SEC registered investment advisor located in Portland, OR. Vision Capital was originally founded in 1999 to serve the wealth management needs of individuals and their families. Vision began to offer its Large Cap Growth strategy to the institutional investment community in 2010. Beginning with 3 individuals and approximately $70 million under management, today Vision has 10 employees and manages $1.1 billion for public funds, corporations, foundations & endowments, Taft-Hartley funds and high net worth individuals. Vision is 100% employee owned and 96% female owned.

VIII.	The following replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST New Discovery Asset Allocation Portfolio – Bradford & Marzec”:

Longfellow Investment Management Co. LLC

Barbara J. McKenna, CFA, Managing Principal, Portfolio Manager: Ms. McKenna is a Portfolio Manager with over 25 years of fixed income investment experience.  Prior to joining Longfellow in 2005, Barbara was a Director and Senior Portfolio Manager at State Street Research (SSR) from 2001-2005.  She was responsible for managing $14 billion of institutional fixed income accounts.  As Director of Corporate Bond Strategy, she was responsible for developing and leading the implementation of corporate bond strategy across all mandates.  Prior to joining SSR, Barbara was a Director at Standish, Ayer & Wood, where she was responsible for $3 billion in assets as the head of the Short Duration Team.  She has also held portfolio management and investment banking positions at BayBank and Massachusetts Capital Resource Company, a venture capital firm.  Barbara holds a MS and BS in Finance from Boston College.  Barbara is a CFA charterholder, a member of the CFA Institute and a member of the Boston Security Analysts Society.  She has held NASD Series 7 & 63 licenses.  Barbara is an Associate of The Council for Women of Boston College.

David C. Stuehr, CFA, Principal, Portfolio Manager and Senior Analyst: Mr. Stuehr is a Portfolio Manager and Senior Analyst with over 25 years of investment experience. From 2005-2009, David was a portfolio manager and analyst at Hanover Strategic Management.  Prior to that, he served as a Portfolio Manager at Seneca Capital Management.  At Seneca Capital, David was responsible for the firm’s high yield investment portfolio and served as the lead manager on the Pacific View Fund, LLC – a corporate bond-oriented hedge fund from its inception in 2002 through 2004. David also has significant experience in managing fixed income portfolios for an array of clients including high net worth individuals and insurance companies.  Prior to joining Seneca, David was a Partner with Standish, Ayer & Wood. During his 12 years at the firm, he served as a Portfolio Manager and Director of Corporate Bond Research – leading a 10 member analyst team.  Mr. Stuehr received his MS in Finance from Boston College and MA in Economics from Bowling Green University. He also received his BS in Business Administration from Bowling Green University. David is a CFA charterholder, a member of the Boston Securities Analysts Society, and a member of the CFA Institute.

IX.	The following replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST New Discovery Asset Allocation Portfolio – Brown Advisory, LLC”:

Vision Capital Management, Inc.

Suzanne P. McGrath; Co-founder, President, Portfolio Manager: Sue provides economic, market and equity fundamental analysis as part of Vision’s Large Cap investment decision-making team. Suzanne co-founded Vision with Marina Johnson in 1999 and has over 29 years of investment management experience. Prior to founding Vision Capital, Suzanne headed investment teams at Piper Jaffray, a regional investment firm, and at Black & Company, Inc., a leading northwest investment firm, for more than fifteen years. She was responsible for portfolio construction and individual investment recommendations for more than $300 million in client assets for individuals, pension and profit sharing accounts, foundations, endowments and corporations. Sue is a graduate of Oregon State University in Mathematics, with honors. She also has experience as a public school and university instructor and as a CPA in public practice. Sue is currently a trustee of the Oregon State University Foundation and the Oregon Society of CPAs Education Foundation as well as a partner with Social Venture Partners Portland.

Marina L. Johnson, CFA; Co-founder, Chief Investment Officer: Marina is Vision's Chief Investment Officer and Portfolio-lead of the Large Cap Growth Equity Strategy. Marina co-founded Vision with Suzanne McGrath in 1999 and has over 17 years of investment experience. Prior to founding Vision Capital, she worked with an investment team at Piper Jaffray, led by Suzanne McGrath. Additionally, she assisted a nationally-recognized analyst at Black & Company and served as a Change Management Analyst at Andersen Consulting. Marina graduated with honors in Finance from Santa Clara University, and earned her Series 7 and Series 63 securities licenses. Marina holds the Chartered Financial Analyst designation and is a member of the CFA Institute and Portland Society of Financial Analysts.

Jeffrey L. Schmidt, CFA; Portfolio Manager: Jeff provides economic, market and equity fundamental analysis as part of Vision’s Large Cap investment decision-making team.  Jeff also leads Vision’s institutional trading effort and the ongoing development of the platform’s long-term trading capability.  Prior to joining Vision, Jeff was the Portfolio Co-lead for Rigel

Capital Management’s Small-Mid Cap Equity Growth strategy.  Jeff also provided analytical support to Rigel’s Large Cap Equity Growth strategy. Jeff is a graduate of the University of Washington with Bachelor of Arts degrees in Economics and Finance.  In college, he excelled in athletics as a member of the Men’s NCAA Swimming Program.  Jeff holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Portland Society of Chartered Financial Analysts.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP7